UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 30, 2015

(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.

(Exact name of registrant as specified in its charter)

Canada	1-10351	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 500, 122 – 1st Avenue South

Saskatoon, Saskatchewan, Canada S7K 7G3

(Address of principal executive offices, including zip code)

306 / 933-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 30, 2015, Potash Corporation of Saskatchewan Inc. issued a news release announcing its financial results for the second quarter ended June 30, 2015. A copy of the news release is attached hereto as Exhibit 99.1.

The information contained in this current report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

99.1	News release, dated July 30, 2015, issued by Potash Corporation of Saskatchewan Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.

By:	/s/ Joseph A. Podwika
Name:	Joseph A. Podwika
Title:	Senior Vice President, General Counsel and Secretary

Dated: July 30, 2015

Index to Exhibits

Exhibit Number	Exhibit Description

99.1	News release, dated July 30, 2015, issued by Potash Corporation of Saskatchewan Inc.